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                       LEXINGTON PRECISION CORPORATION
                               767 THIRD AVENUE
                              NEW YORK, NY 10017

                                                        As of December 30, 1994

Chemical Bank of New Jersey
2 Tower Center
P.O. Box 1094
East Brunswick, New Jersey 08816-1094

Ladies and Gentlemen:

        Reference is made to the Lease Agreement, dated as of December 1, 1985, between the County of Monroe Industrial Development Agency, a New York public benefit corporation ("COMIDA"), and Lexington Precision Corporation, a Deleware corporation formerly known as Blasius Industries, Inc. ("LPC"), as amended by certain letter agreements dated January 10, 1990 and December 29, 1993 between Chemical Bank of New Jersey, a national banking association formerly known as Horizon Bank ("Chemical"), and LPC (the "Lease"). Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed therto in the Lease

        In connection with and as consideration for the execution and delivery hereof by Chemical, LPC agrees to pay Chemical $1,500.

        Article I of the Lease is hereby further amended by adding therto the following definitions of the terms "Working Capital":

                "'CONSOLIDATED WORKING CAPITAL' means (i) the consolidated working capital of the Company, as determined in accordance with generally accepted accounting principles, plus (ii) the amount of any borrowing of the Company or any of its subsidiaries which is (a) under a revolving credit facility having a stated maturity of termination date more than one year from the date with respect to which such calculation is made and (b) classified by the Company as a current liability."

The foregoing amendment is effective as of the date hereof.




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        By the signatures hereon of their duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                               Very truly yours,

                                               LEXINGTON PRECISION CORPORATION



                                               BY:  Warren Delano
                                                  ----------------------------
                                                  Waren Delano
                                                  President
Agreed and Accepted As of the
Date Set Forth Above:

CHEMICAL BANK OF NEW JERSEY

BY:   Robert M. Recine
   -------------------------
Name: Robert M. Recine
     -----------------------
Title: Vice President
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